Commitments and Contingencies	12 Months Ended
Jan. 31, 2022
Disclosure Of Commitments And Contingencies [Abstract]
Commitments and Contingencies [Text Block]

13. Commitments and Contingencies

Effective July 1, 2020, the Company signed a two-year contract with a corporation owned and controlled by the CEO to pay monthly compensation of $8,500 for CEO services which effective September 1, 2021 was revised to $10,000 per month. In addition, the Company is obligated to pay monthly rent for $2,000 and an additional $1,500 for the use of a personal vehicle.

Effective July 1, 2020, the Company signed a two-year contract with a corporation owned and controlled by the COO to pay monthly compensation of $6,000 for COO services which effective May 1, 2021, is revised to $8,500 per month. In addition, the Company is obligated to pay an additional $1,500 for the use of a personal vehicle.